UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/15

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Semi-Annual Report
June 30, 2015

US Equity	Emerging Markets
Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio
Asset Allocation
International Equity	Lazard Retirement Global Dynamic Multi Asset Portfolio
Lazard Retirement International Equity Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
12	Information About Your Portfolio’s Expenses
14	Portfolio Holdings Presented by Sector
15	Portfolios of Investments
15	Lazard Retirement US Strategic Equity Portfolio
17	Lazard Retirement US Small-Mid Cap Equity Portfolio
19	Lazard Retirement International Equity Portfolio
21	Lazard Retirement Emerging Markets Equity Portfolio
23	Lazard Retirement Global Dynamic Multi Asset Portfolio
33	Notes to Portfolios of Investments
36	Statements of Assets and Liabilities
38	Statements of Operations
40	Statements of Changes in Net Assets
42	Financial Highlights
47	Notes to Financial Statements
56	Board of Directors and Officers Information
58	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2015, global equity markets were supported by monetary easing measures in many countries and the stabilization of oil prices. In Europe, equities performed well as the European Central Bank’s quantitative easing program appeared to forestall deflation. Japanese equities continued their impressive streak as Abenomics reforms began to pay dividends. US equity markets rose as corporate earnings generally exceeded expectations. Despite concerns about the possibility of higher US short-term interest rates, heightened volatility in the Chinese stock market, and a potential debt default by Greece, emerging markets performed in line with developed markets.

Globally, fixed-income markets staged impressive rallies during the first quarter of 2015 amid weak growth in the United States due to another harsh winter and continued downward pressure on inflation worldwide. However, the action-packed second quarter, particularly in Greece, created some volatility in global bonds. Meanwhile, there was significant divergence between the winners and losers in emerging markets debt. From a global bond standpoint, fundamental challenges in Turkey, Brazil, and South Africa are likely to persist while some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. Currency markets were volatile during the period as investors either reassessed or rebalanced their overweight positions to the US dollar. Notably, central banks cut rates in more than thirty countries.

At Lazard Asset Management LLC, we remain focused on active management and are committed to you, our valued shareholders, and we continue to focus our strengths in pursuing the Portfolios’ investment objectives. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 1.2% during the first half of 2015. Markets rose modestly as corporate earnings generally exceeded lowered expectations. Economic data during the six month period was mixed. The unemployment rate fell to 5.4% in May, and fourth quarter GDP growth exceeded expectations. However, the economy contracted in the first quarter, though this was largely attributed to severe winter weather and the West Coast port labor conflict. Investors continued to focus on when the Federal Reserve would begin raising interest rates, but were largely reassured that rate hikes would occur in a measured manner. The prospect that Greece may default on payments to its creditors spurred an uptick in volatility in markets globally towards the end of the period.

International Equities

During the first half of 2015, international equity markets rose overall, with the most significant rises occurring in local currencies. Japanese equities were among the best performers, as data showed the economy expanding during the first quarter at a faster rate than initially expected. Additionally, improving corporate governance at a number of Japanese companies helped lift share prices. British equities also performed well after the surprise victory of the incumbent, and traditionally business-friendly, Conservative Party. The euro zone is standing up relatively well despite the Greek debt stand-off with its creditors, with better-than-expected economic data. Emerging markets lagged developed markets during the period, as equities in Brazil and Greece were both among the worst performers globally. In Brazil, the central bank raised interest rates to a six year high as consumer prices in the country soared in January by more than 7%. Additionally, a corruption probe is reaching almost all corners of the Brazilian government.

Equities in the health care and consumer discretionary sectors performed well, while the utilities and energy sectors lagged.

Emerging Markets Equities

Continuing worries about world economic activity and the possibility of higher US short-term interest rates resulted in modest returns for emerging markets in the first half of 2015. Additional issues over the potential default of Greece and heightened volatility in the Chinese stock market made the period under review even more complex. The MSCI Emerging Markets® Index (the “EM Index”) rose by just under 3%, as measured in US dollar terms during the first half of 2015. Asian emerging markets finished positively, aided by a strong though volatile market in China. Despite the focus on Greece, eastern European equities were the strongest region, helped by a powerful recovery in Russian and Hungarian shares.

All Latin American markets fell during the first half of 2015. Despite a recovery in the second quarter, an investigation at Petrobras and concerns over political repercussions resulted in a decrease of almost 9% for the Brazilian market. Colombian equities fared even worse, suffering from the effect of lower crude oil prices early in the year. Slightly negative returns were recorded in Mexico, though its status as a “safe haven” benefited from its trade relationship with the United States.

Performance varied widely in Asian markets during the first half of 2015. Indonesian shares were hit by concerns over economic growth, government policy, and the execution of eight drug traffickers. Malaysian equities were hurt by worries over exports as well as lower oil prices towards the end of the period. Decent technology sector performance helped the Taiwanese and South Korean markets. The opening of the Shanghai Connect system, a means for foreign investors to purchase China A-shares and for mainland China investors to buy Chinese shares in Hong Kong caused those markets to rise sharply. Investors in both categories eagerly participated, resulting in large increases in trading volumes and significant speculation. By the end of the period under review, the Chinese markets were experiencing some days of heavy selling, causing the authorities to reduce interest rates, lower reserve requirements, and increase the allowable equity investment exposure for local funds.

Markets in eastern Europe, the Middle East, and Africa also experienced wide differences in return during the period. A delicate cease-fire in Ukraine and a modest recovery in crude oil prices allowed Russian equities

Semi-Annual Report  3

and the ruble to rebound solidly. An improved outlook for the Hungarian economy with a possible end to the additional bank tax resulted in strong returns. However, in Turkey, President Recep Tayyip Erdogan’s comments on interest rates undermined the independence of the central bank and forced the lira markedly downwards. Greek equities plunged amid sharp volatility as the Syriza government and the European Union discussed economic terms for further financing. Ultimately, Syriza decided to leave the decision to the Greek populace in a referendum.

By sector, the energy, consumer staples, and information technology sectors outperformed the EM Index, while the utilities, materials, and consumer discretionary sectors underperformed.

Lazard Retirement US Strategic Equity Portfolio

For the six months ended June 30, 2015, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of -0.49%, as compared with the 1.23% return for the S&P 500 Index.

A lack of exposure to utilities helped returns, as the sector was the worst performer in the S&P 500 Index during the period. Stock selection in the health care sector also contributed to performance. Shares of pharmaceutical company Mylan rose after the company had two strategic options become available; the company announced a bid to purchase drug maker Perrigo, and competitor Teva made a separate bid to purchase Mylan. Shares of animal health company Zoetis rose after the company reported earnings which exceeded expectations. Investors were also heartened as the company announced a cost restructuring plan.

In contrast, stock selection in the information technology sector detracted from performance. Shares of business solutions provider Xerox fell after the company reported disappointing quarter earnings, driven by lower service revenues, and management lowered guidance. Stock selection in the financials sector also hurt returns. Shares of card-network operator American Express fell after management issued guidance for heavier-than-expected investment this year, pressuring earnings. The company also announced that its contract with Costco would not be renewed beyond 2016.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2015, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 6.23%, as compared with the 4.81% return for the Russell 2500® Index.

Stock selection in the financials sector contributed to performance. Shares of regional bank Comerica rose after the company reported quarterly results. While earnings were in line with expectations, investors were encouraged by solid net interest margin expansion. Stock selection in the information technology sector also helped returns. Shares of display maker Universal Display rose after the company announced an OLED technology licensing agreement with LG through 2022. The company also reported solid quarterly earnings, driven by stronger revenues.

In contrast, stock selection in the materials sector detracted from performance. Shares of chemical maker Tronox fell after the company reported disappointing earnings, as unfavorable pricing hurt results. Stock selection and an underweight position in the health care sector also hurt returns. Shares of medical technology maker Fluidigm fell after the company reported earnings that were below expectations and management lowered its revenue guidance for the year, citing weakness in its BioMark electronic identification business.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2015, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 8.08%, as compared with the 5.52% return for the MSCI EAFE® Index (the “EAFE Index”).

Stock selection in the consumer staples sector was additive to returns as shares of Japan Tobacco hit a record high on news that the company would sell its vending machine business and two of its beverage brands to Suntory Beverage & Foods. Within the financials sector, shares of Japanese real estate construction company Daiwa House Industry performed well on earnings that were better than expected, driven by a recovery in logistics, housing, and condos. The company also issued well-received company guidance and

4  Semi-Annual Report

raised its dividend. Lastly, in the information technology sector, shares of Netherlands-based company NXP Semiconductors rallied on news that they would acquire Texas-based competitor Freescale. The deal would bolster the combined company’s position to be the largest supplier in the automotive industry, which is growing strongly as technology assumes a larger role in automobile components.

In contrast, stock selection in the telecommunication services sector detracted from returns. Shares of Canadian mobile and cable-television provider Rogers Communications declined despite earnings which highlighted higher average revenues per customer, while shares of Turkish mobile phone operator Turkcell declined along with the Turkish equity market over political concerns. Rogers Communications was sold in favor of other higher-conviction ideas after a series of operational disappointments. Positioning in emerging markets subdued returns as shares of Brazilian private education company Estacio declined in January after the government made an unexpected, negative change to its student loan program, which delayed payment of loans for four-year enrollments to six years. The stock later recovered somewhat, on earnings that highlighted higher average tuition fees and strong performance in the distance-learning segment, and was subsequently sold. Lastly, shares of Greek bank Piraeus, which was also sold during the period, declined due to the anti-austerity posturing of the new government.

Lazard Retirement Emerging Markets Equity Portfolio

For the six months ended June 30, 2015, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of -0.91%, while Service Shares posted a total return of -1.00%, as compared with the 2.95% return for the EM Index.

During the period, NetEase, a Chinese online gaming company, benefited from the huge success of its mobile Fantasy Westward Journey game, which is ranked first at the iOS store in China and fourth globally. Shares of China Construction Bank, a Chinese state owned bank, performed well due to expectations of continued government stimulus to stabilize the economy. Mobile TeleSystems and Sberbank, a Russian telecom services company and bank, respectively, rebounded from prior weakness as oil prices bounced from their recent lows, and as the market was hopeful that the signing of Minsk II agreement would ease tensions in Ukraine. OTP Bank, a Hungarian bank, benefited from improving returns in Hungary and Bulgaria as well as a reduction of the special banking tax in 2016. A higher-than-index exposure to Russia helped performance.

In contrast, Punjab National Bank, an Indian bank, declined due to continued pressure on asset quality and lower levels of growth. Shares of Pacific Rubiales, a Canadian energy company with assets primarily based in Colombia and Latin America, declined sharply due to concerns that debt covenants could be eventually breached unless oil prices rebounded from the recent lows. Wynn Macau, a Chinese casino operator, experienced a greater-than-expected decline in gross gaming revenues following a government crack down on corruption and transit visa changes. Shares of Via Varejo declined as sales continue to decline due to a lackluster economic environment. Shares of Turkiye Is Bankasi, a Turkish bank, fell on the back of macroeconomic concerns after the Turkish President publicly admonished the Central Bank and questioned its need to be independent. Stock selection in the energy and consumer discretionary sectors detracted from performance and a lower-than-index exposure to China hurt returns.

Lazard Retirement Global Dynamic Multi Asset Portfolio

For the six months ended June 30, 2015, the Lazard Retirement Global Dynamic Multi Asset Portfolio’s Service Shares posted a total return of 1.43%, as compared with the -0.19% return of its blended benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index (the “GDMA Index”).

The Portfolio is managed using a combination of certain US and non-US equity and fixed-income strategies which considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

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Changes made to the market forecast during the first half of 2015 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For the first six months of 2015, stock selection in information technology, financials, consumer staples, and energy and an underweight exposure to the energy sector added value within the equity allocation, as did stock selection in the United States, the United Kingdom, and Japan. Within fixed-income, performance was helped by country allocations to

Canada, Mexico, Australia, and New Zealand, underweight duration positioning in the United States and the euro zone, no exposure to Japanese rates, yield curve positioning in core markets (underweight exposure to long maturity bonds) and currency management (tactical Swiss franc exposure)—implemented via derivative instruments—as well as an underweight to the euro (in favor of the US dollar). In contrast, stock selection in the health care and materials sectors, and stock selection in Canada, the Netherlands, and Denmark and an overweight exposure to Canada detracted from performance; within fixed-income, performance was hurt by overweight exposure to the Norwegian bond and currency market—the latter implemented via derivative instruments—and modest exposure to the Australian dollar, Canadian dollar, and New Zealand dollar.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6  Semi-Annual Report

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Ten
	Year	Years	Years
Service Shares	6.19%	16.05%	6.72%
S&P 500 Index	7.42%	17.34%	7.89%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

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Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Ten
	Year	Years	Years
Service Shares	8.71%	15.20%	7.97%
Russell 2500 Index	5.92%	17.86%	9.09%
Russell 2000/2500 Linked Index	5.92%	17.85%	8.95%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

8  Semi-Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Ten
	Year	Years	Years
Service Shares	-1.09%	11.41%	5.86%
EAFE Index	-4.23%	9.54%	5.12%

*	All returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

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Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	Service Shares			Investor Shares
	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception	†
Retirement Emerging Markets Equity Portfolio**	-13.29%	3.46%	8.38%	-13.10%	3.72%	4.54%
EM Index	-5.13%	3.68%	8.11%	-5.13%	3.68%	3.84%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

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Lazard Retirement Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi Asset Portfolio, GDMA Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Service Shares	0.02%	9.05%
GDMA Index	-2.85%	5.47%
MSCI World Index	1.43%	12.02%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Retirement Multi-Asset Targeted Volatility Portfolio.

†	The inception date for the Portfolio was April 30, 2012.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2015 through June 30, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

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	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/15	6/30/15	1/1/15 - 6/30/15	1/1/15 - 6/30/15

US Strategic Equity
Service Shares
Actual	$1,000.00	$995.10	$4.95	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,062.30	$6.39	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

International Equity
Service Shares
Actual	$1,000.00	$1,080.80	$5.62	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.46	1.09%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$990.00	$6.81	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Investor Shares
Actual	$1,000.00	$990.90	$5.63	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.71	1.14%

Global Dynamic Multi Asset
Service Shares
Actual	$1,000.00	$1,014.30	$5.24	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2015 (unaudited)

	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	US Strategic	US Small-Mid Cap	International	Emerging Markets
Sector*	Equity Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio

Consumer Discretionary	16.8%	18.8%	15.1%	8.4%
Consumer Staples	5.2	1.3	10.2	9.6
Energy	5.9	3.3	4.7	7.5
Financials	19.7	23.1	23.9	29.0
Health Care	14.0	8.8	12.9	—
Industrials	8.1	22.0	11.5	5.2
Information Technology	24.6	11.6	4.4	21.1
Materials	2.9	4.8	3.8	4.7
Telecommunication Services	—	—	8.4	10.4
Utilities	—	2.5	0.9	0.6
Short-Term Investments	2.8	3.8	4.2	3.5
Total Investments	100.0%	100.0%	100.0%	100.0%

Lazard Retirement
Global Dynamic
Multi Asset
Sector*	Portfolio

Consumer Discretionary	12.0%
Consumer Staples	7.5
Energy	5.2
Financials	19.8
Health Care	10.6
Industrials	9.9
Information Technology	9.3
Materials	3.0
Telecommunication Services	4.4
Utilities	3.1
Municipal	0.6
Sovereign Debt	11.1
Short-Term Investment	3.5
Total Investments	100.0%

*	Represents percentage of total investments.

14  Semi-Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2015 (unaudited)

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 97.2%

Alcohol & Tobacco | 1.5%
Molson Coors Brewing Co., Class B	2,665	$186,044

Automotive | 0.6%
Harley-Davidson, Inc.	1,350	76,073

Banking | 2.2%
Comerica, Inc.	5,405	277,385

Chemicals | 1.7%
Eastman Chemical Co.	2,510	205,368

Commercial Services | 4.4%
Corrections Corp. of America	7,348	243,072
ServiceMaster Global Holdings, Inc. (a)	3,375	122,074
The ADT Corp.	1,825	61,265
Tyco International PLC	3,115	119,865
		546,276
Computer Software | 0.7%
Symantec Corp.	3,800	88,350

Energy Exploration & Production | 4.6%
Anadarko Petroleum Corp.	1,735	135,434
Apache Corp.	2,585	148,974
Devon Energy Corp.	2,755	163,895
EOG Resources, Inc.	1,460	127,823
		576,126
Energy Services | 1.3%
Dril-Quip, Inc. (a)	2,155	162,164

Financial Services | 11.9%
Ally Financial, Inc. (a)	5,890	132,113
American Express Co.	1,580	122,797
CBOE Holdings, Inc.	3,285	187,968
Citigroup, Inc.	5,140	283,933
Intercontinental Exchange, Inc.	1,050	234,790
Morgan Stanley	3,520	136,541
Springleaf Holdings, Inc. (a)	3,525	161,833
State Street Corp.	850	65,450
Visa, Inc., Class A	2,305	154,781
		1,480,206
Description	Shares	Value

Food & Beverages | 2.4%
Kellogg Co.	4,800	$300,960

Forest & Paper Products | 1.3%
International Paper Co.	3,270	155,619

Household & Personal Products | 1.3%
The Procter & Gamble Co.	2,085	163,130

Insurance | 4.8%
Aon PLC	1,515	151,015
The Hartford Financial Services Group, Inc.	5,265	218,866
Voya Financial, Inc.	5,000	232,350
		602,231
Leisure & Entertainment | 7.9%
Houghton Mifflin Harcourt Co. (a)	4,910	123,732
Norwegian Cruise Line Holdings, Ltd. (a)	4,890	274,035
The Madison Square Garden Co., Class A (a)	1,730	144,438
Viacom, Inc., Class B	6,780	438,259
		980,464
Manufacturing | 5.3%
Honeywell International, Inc.	3,160	322,225
Parker Hannifin Corp.	1,620	188,455
Rockwell Automation, Inc.	1,160	144,582
		655,262
Medical Products | 3.1%
Baxter International, Inc.	5,535	387,063

Pharmaceutical & Biotechnology | 10.9%
Eli Lilly & Co.	3,890	324,776
Mylan NV (a)	2,555	173,382
Pfizer, Inc.	12,730	426,837
Zoetis, Inc.	8,828	425,686
		1,350,681
Retail | 7.4%
Advance Auto Parts, Inc.	4,183	666,310
Deckers Outdoor Corp. (a)	875	62,974
Dick’s Sporting Goods, Inc.	2,250	116,482
J.C. Penney Co., Inc. (a)	8,250	69,878
		915,644
Semiconductors & Components | 4.7%
Maxim Integrated Products, Inc.	3,740	129,311
NXP Semiconductors NV (a)	920	90,344
Xerox Corp.	34,085	362,664
		582,319

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Technology | 3.4%
Citrix Systems, Inc. (a)	1,875	$131,550
Google, Inc., Class A (a)	381	205,755
Google, Inc., Class C (a)	168	87,446
		424,751
Technology Hardware | 14.5%
Apple, Inc.	2,009	251,979
Applied Materials, Inc.	4,550	87,451
Cisco Systems, Inc.	12,910	354,508
EMC Corp.	13,070	344,917
Hewlett-Packard Co.	5,375	161,304
International Business Machines Corp.	1,500	243,990
Qualcomm, Inc.	2,435	152,504
Teradyne, Inc.	10,455	201,677
		1,798,330
Transportation | 1.3%
American Airlines Group, Inc.	2,775	110,820
Union Pacific Corp.	600	57,222
		168,042
Total Common Stocks (Identified cost $11,445,362)		12,082,488

Description	Shares	Value

Short-Term Investment | 2.8%
State Street Institutional Treasury Money Market Fund (Identified cost $353,943)	353,943	$353,943

Total Investments | 100.0%
(Identified cost $11,799,305) (b)		$12,436,431

Liabilities in Excess of Cash and Other Assets | 0.0%		(4,629)

Net Assets | 100.0%		$12,431,802

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 95.6%

Aerospace & Defense | 0.8%
B/E Aerospace, Inc.	10,385	$570,136

Automotive | 3.4%
Gentherm, Inc. (a)	14,905	818,434
Modine Manufacturing Co. (a)	73,900	792,947
Tenneco, Inc. (a)	12,150	697,896
		2,309,277
Banking | 9.8%
Comerica, Inc.	18,980	974,054
East West Bancorp, Inc.	21,715	973,266
Great Western Bancorp, Inc.	40,900	986,099
IBERIABANK Corp.	11,495	784,304
PacWest Bancorp	21,990	1,028,252
Signature Bank (a)	6,800	995,452
Wintrust Financial Corp.	18,265	974,986
		6,716,413
Chemicals | 2.5%
Calgon Carbon Corp.	54,550	1,057,179
Tronox, Ltd., Class A	44,970	657,911
		1,715,090
Commercial Services | 10.7%
Applied Industrial Technologies, Inc.	15,510	614,971
Blackhawk Network Holdings, Inc. (a)	25,030	1,031,236
EVERTEC, Inc.	32,770	696,035
Huron Consulting Group, Inc. (a)	15,040	1,054,154
LifeLock, Inc. (a)	41,720	684,208
MDC Partners, Inc., Class A	40,110	790,167
Morningstar, Inc.	6,445	512,700
On Assignment, Inc. (a)	23,415	919,741
ServiceMaster Global Holdings, Inc. (a)	29,425	1,064,302
		7,367,514
Computer Software | 1.6%
j2 Global, Inc.	15,875	1,078,547

Construction & Engineering | 2.2%
EMCOR Group, Inc.	11,595	553,893
Quanta Services, Inc. (a)	34,105	982,906
		1,536,799
Consumer Products | 1.4%
Fox Factory Holding Corp. (a)	58,675	943,494
Description	Shares	Value

Energy Exploration & Production | 1.4%
Memorial Resource Development Corp. (a)	48,575	$921,468

Energy Services | 1.0%
Tesco Corp.	63,120	688,008

Financial Services | 5.2%
Air Lease Corp.	31,435	1,065,646
CBOE Holdings, Inc.	18,730	1,071,731
Springleaf Holdings, Inc. (a)	21,175	972,144
TAL International Group, Inc.	14,455	456,778
		3,566,299
Food & Beverages | 1.3%
SunOpta, Inc. (a)	82,505	885,279

Forest & Paper Products | 2.2%
KapStone Paper and Packaging Corp.	26,955	623,200
Schweitzer-Mauduit International, Inc.	22,950	915,246
		1,538,446
Gas Utilities | 2.5%
Dynegy, Inc. (a)	25,545	747,191
New Jersey Resources Corp.	34,470	949,649
		1,696,840
Health Services | 3.1%
Brookdale Senior Living, Inc. (a)	27,820	965,354
Quintiles Transnational Holdings, Inc. (a)	14,530	1,055,023
Teladoc, Inc. (a)	4,800	91,200
		2,111,577
Housing | 2.9%
Continental Building Products, Inc. (a)	38,425	814,226
FMSA Holdings, Inc.	74,800	612,612
PGT, Inc. (a)	38,085	552,613
		1,979,451
Insurance | 3.0%
Arch Capital Group, Ltd. (a)	15,030	1,006,409
Argo Group International Holdings, Ltd.	18,920	1,053,844
		2,060,253
Leisure & Entertainment | 3.6%
Bloomin’ Brands, Inc.	34,765	742,233
Hyatt Hotels Corp., Class A (a)	18,195	1,031,474
Scholastic Corp.	16,220	715,789
		2,489,496

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 10.2%
Actuant Corp., Class A	30,590	$706,323
Advanced Drainage Systems, Inc.	14,790	433,790
Altra Industrial Motion Corp.	24,705	671,482
FLIR Systems, Inc.	37,590	1,158,524
Joy Global, Inc.	16,110	583,182
KLX, Inc. (a)	11,107	490,152
Littelfuse, Inc.	4,780	453,574
The Toro Co.	12,460	844,539
TriMas Corp. (a)	25,140	744,144
Woodward, Inc.	17,115	941,154
		7,026,864
Medical Products | 1.2%
Sirona Dental Systems, Inc. (a)	7,815	784,782

Pharmaceutical & Biotechnology | 4.5%
AMAG Pharmaceuticals, Inc. (a)	8,060	556,624
Cellectis SA ADR	14,675	529,474
Fluidigm Corp. (a)	20,045	485,089
Phibro Animal Health Corp., Class A	17,115	666,458
United Therapeutics Corp. (a)	4,970	864,531
		3,102,176
Real Estate | 7.2%
DCT Industrial Trust, Inc. REIT	28,065	882,363
Extra Space Storage, Inc. REIT	14,095	919,276
Jones Lang LaSalle, Inc.	6,300	1,077,300
Kilroy Realty Corp. REIT	16,265	1,092,195
LaSalle Hotel Properties REIT	28,000	992,880
		4,964,014
Retail | 5.9%
Advance Auto Parts, Inc.	5,365	854,591
Carter’s, Inc.	6,725	714,868
Chico’s FAS, Inc.	53,010	881,556
Dick’s Sporting Goods, Inc.	16,905	875,172
Steven Madden, Ltd. (a)	17,290	739,666
		4,065,853
Description	Shares	Value

Semiconductors & Components | 2.5%
M/A-COM Technology Solutions Holdings, Inc. (a)	14,220	$543,915
Microsemi Corp. (a)	15,055	526,172
Universal Display Corp. (a)	12,795	661,886
		1,731,973
Technology | 2.6%
BroadSoft, Inc. (a)	28,445	983,344
Vantiv, Inc., Class A (a)	20,360	777,548
		1,760,892
Transportation | 2.9%
Alaska Air Group, Inc.	17,425	1,122,693
Echo Global Logistics, Inc. (a)	27,350	893,251
		2,015,944
Total Common Stocks
(Identified cost $57,472,717)		65,626,885

Short-Term Investment | 3.8%
State Street Institutional Treasury Money Market Fund (Identified cost $2,599,236)	2,599,236	2,599,236

Total Investments | 99.4%
(Identified cost $60,071,953) (b)		$68,226,121

Cash and Other Assets in Excess of Liabilities | 0.6%		390,036

Net Assets | 100.0%		$68,616,157

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 96.8%

Australia | 3.3%
Ansell, Ltd.	328,163	$6,099,449
Caltex Australia, Ltd.	436,575	10,728,339
James Hardie Industries PLC	520,096	6,950,172
		23,777,960
Austria | 0.6%
UNIQA Insurance Group AG	491,072	4,428,496

Belgium | 3.9%
Anheuser-Busch InBev NV	166,898	20,002,112
KBC Groep NV	112,975	7,549,451
		27,551,563
Brazil | 0.7%
BB Seguridade Participacoes SA	459,300	5,037,512

Canada | 2.0%
Encana Corp.	564,000	6,217,998
MacDonald Dettwiler & Associates, Ltd.	114,600	8,374,333
		14,592,331
Denmark | 1.0%
Carlsberg A/S, Class B	81,830	7,428,641

Finland | 1.7%
Sampo Oyj, A Shares	265,402	12,501,070

France | 6.3%
BNP Paribas SA	175,330	10,584,515
Cap Gemini SA	146,097	12,927,482
Valeo SA	75,333	11,871,275
Vinci SA	174,160	10,073,135
		45,456,407
Germany | 4.5%
Bayer AG	142,609	19,960,891
Continental AG	28,857	6,828,340
RTL Group SA	57,323	5,180,263
		31,969,494
Ireland | 0.8%
Ryanair Holdings PLC Sponsored ADR	78,542	5,603,972

Israel | 3.2%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	385,640	22,791,324
Description	Shares	Value

Italy | 2.1%
Atlantia SpA	248,765	$6,145,756
Azimut Holding SpA	295,364	8,640,476
		14,786,232

Japan | 20.3%
Daikin Industries, Ltd.	136,200	9,803,373
Daiwa House Industry Co., Ltd.	753,100	17,556,026
Don Quijote Holdings Co., Ltd.	427,600	18,203,179
Isuzu Motors, Ltd.	529,800	6,958,806
Japan Tobacco, Inc.	257,400	9,170,999
KDDI Corp.	856,400	20,670,880
Makita Corp.	106,300	5,767,308
Seven & I Holdings Co., Ltd.	271,700	11,677,428
SoftBank Corp.	186,900	11,009,209
Sony Corp. (a)	422,800	11,958,346
Sumitomo Mitsui Financial Group, Inc.	387,000	17,262,189
United Arrows, Ltd.	175,600	5,502,521
		145,540,264
Netherlands | 3.9%
Koninklijke KPN NV	3,108,502	11,886,707
NXP Semiconductors NV (a)	68,913	6,670,328
Wolters Kluwer NV	324,831	9,649,159
		28,206,194
Norway | 1.4%
Telenor ASA	456,656	10,006,250

Philippines | 1.0%
Alliance Global Group, Inc.	15,231,400	7,330,259

Spain | 0.9%
Red Electrica Corporacion SA	80,098	6,418,684

Sweden | 3.6%
Assa Abloy AB, Class B	664,842	12,519,145
Swedbank AB, A Shares	568,632	13,259,174
		25,778,319
Switzerland | 6.6%
Credit Suisse Group AG	305,545	8,398,852
GAM Holding AG	43,491	914,058
Glencore PLC	1,283,707	5,149,463
Novartis AG	329,519	32,477,861
		46,940,234
Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	500,000	11,355,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Thailand | 0.6%
Krung Thai Bank Public Co. Ltd.	7,846,200	$3,972,407

Turkey | 1.0%
Turkcell Iletisim Hizmetleri AS	1,615,132	7,442,588

United Kingdom | 25.8%
Anglo American PLC	351,968	5,079,578
Aon PLC	72,395	7,216,334
BG Group PLC	486,304	8,095,694
British American Tobacco PLC	317,091	17,014,527
Direct Line Insurance Group PLC	999,885	5,275,652
Informa PLC	1,091,553	9,373,035
International Consolidated Airlines Group SA (a)	762,494	5,926,846
Lloyds Banking Group PLC	16,755,919	22,441,762
Provident Financial PLC	181,147	8,331,038
Prudential PLC	828,092	19,939,962
Reed Elsevier PLC	665,464	10,822,066
Rexam PLC	1,211,754	10,509,905
Description	Shares	Value

Royal Dutch Shell PLC, A Shares	321,110	$9,013,680
Shire PLC	151,913	12,161,423
Taylor Wimpey PLC	1,330,084	3,883,024
Unilever PLC	204,892	8,788,867
William Hill PLC	1,498,952	9,493,925
Wolseley PLC	178,998	11,427,211
		184,794,529
Total Common Stocks
(Identified cost $562,501,088)		693,709,730

Short-Term Investment | 4.3%
State Street Institutional Treasury Money Market Fund (Identified cost $30,731,539)	30,731,539	30,731,539

Total Investments | 101.1%
(Identified cost $593,232,627) (b)		$724,441,269

Liabilities in Excess of Cash and Other Assets | (1.1)%		(8,218,937)

Net Assets | 100.0%		$716,222,332

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 96.2%

Argentina | 1.1%
YPF Sociedad Anonima Sponsored ADR	410,234	$11,252,719

Brazil | 13.0%
Ambev SA ADR	2,762,900	16,853,690
Banco do Brasil SA	3,869,866	30,221,076
BB Seguridade Participacoes SA	1,924,200	21,104,249
CCR SA	1,669,400	8,005,775
CEMIG SA Sponsored ADR	1,653,600	6,300,216
Cielo SA	1,894,512	26,701,462
Localiza Rent a Car SA	600,395	5,926,513
Natura Cosmeticos SA	643,800	5,702,696
Souza Cruz SA	1,204,627	9,465,452
Vale SA Sponsored ADR	873,700	5,146,093
Via Varejo SA	1,009,500	3,646,291
		139,073,513
China | 12.0%
Baidu, Inc. Sponsored ADR (a)	161,300	32,111,604
China Construction Bank Corp., Class H	48,689,390	44,534,032
China Shenhua Energy Co., Ltd., Class H	3,446,000	7,859,754
CNOOC, Ltd.	9,799,000	13,930,760
NetEase, Inc. ADR	164,800	23,873,752
Weichai Power Co., Ltd., Class H	1,970,400	6,596,343
		128,906,245
Colombia | 0.1%
Pacific Rubiales Energy Corp.	347,300	1,309,674

Egypt | 1.3%
Commercial International Bank Egypt SAE GDR	1,921,769	14,125,002

Hong Kong | 3.4%
China Mobile, Ltd. Sponsored ADR	458,249	29,369,178
Huabao International Holdings, Ltd.	11,410,000	6,859,351
		36,228,529
Description	Shares	Value

Hungary | 1.2%
OTP Bank Nyrt.	658,555	$13,034,885

India | 9.6%
Axis Bank, Ltd.	2,612,372	22,891,074
Bajaj Auto, Ltd.	224,029	8,918,944
Bharat Heavy Electricals, Ltd.	2,269,139	8,792,557
HCL Technologies, Ltd.	657,402	9,498,674
Hero MotoCorp, Ltd.	313,782	12,399,760
Punjab National Bank	5,505,984	12,031,371
Tata Consultancy Services, Ltd.	714,924	28,684,529
		103,216,909
Indonesia | 6.3%
PT Astra International Tbk	21,782,500	11,559,061
PT Bank Mandiri (Persero) Tbk	20,624,429	15,546,635
PT Semen Indonesia (Persero) Tbk	8,506,700	7,656,509
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	555,600	24,107,484
PT United Tractors Tbk	5,918,340	9,044,529
		67,914,218
Macau | 0.7%
Wynn Macau, Ltd.	4,387,600	7,290,450

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	442,500	7,271,402

Mexico | 1.8%
Grupo Mexico SAB de CV, Series B	3,724,397	11,205,773
Kimberly-Clark de Mexico SAB de CV, Series A	3,866,762	8,362,096
		19,567,869
Pakistan | 2.0%
Habib Bank, Ltd.	4,085,800	8,611,193
Oil & Gas Development Co., Ltd.	2,968,600	5,228,411
Pakistan Petroleum, Ltd.	4,657,002	7,504,282
		21,343,886
Philippines | 1.7%
Philippine Long Distance Telephone Co. Sponsored ADR	294,000	18,316,200

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 7.6%
ALROSA AO	6,084,106	$6,947,909
Eurasia Drilling Co., Ltd. GDR	16,904	278,409
Gazprom OAO Sponsored ADR	3,130,245	16,120,762
Lukoil OAO Sponsored ADR	190,575	8,386,253
Magnit PJSC Sponsored GDR	47,942	2,668,452
Magnit PJSC Sponsored GDR (c), (d)	108,375	6,032,152
MegaFon OAO GDR	65,376	908,726
MegaFon OAO GDR (c), (d)	421,946	5,865,049
Mobile TeleSystems OJSC Sponsored ADR	1,266,520	12,386,566
Sberbank of Russia (a)	16,628,779	21,725,733
		81,320,011
South Africa | 8.5%
Imperial Holdings, Ltd.	564,151	8,601,842
Nedbank Group, Ltd.	455,093	9,045,001
PPC, Ltd.	2,985,394	4,331,103
Sanlam, Ltd.	1,329,398	7,249,076
Shoprite Holdings, Ltd.	1,187,399	16,933,563
Standard Bank Group, Ltd.	760,593	10,013,495
The Bidvest Group, Ltd.	365,122	9,248,097
Tiger Brands, Ltd.	205,209	4,781,744
Vodacom Group, Ltd.	743,481	8,476,148
Woolworths Holdings, Ltd.	1,451,010	11,759,789
		90,439,858
South Korea | 12.8%
Coway Co., Ltd.	136,733	11,203,905
Hanwha Life Insurance Co., Ltd.	1,977,821	14,060,801
Hyundai Mobis Co., Ltd.	72,837	13,843,242
KB Financial Group, Inc.	453,694	15,008,569
KT&G Corp.	160,541	13,658,471
Samsung Electronics Co., Ltd.	25,847	29,381,860
Shinhan Financial Group Co., Ltd.	562,307	20,945,677
SK Hynix, Inc.	510,510	19,359,517
		137,462,042
Description	Shares	Value

Taiwan | 5.2%
Hon Hai Precision Industry Co., Ltd.	3,655,370	$11,491,708
Taiwan Semiconductor Manufacturing Co., Ltd.	9,687,642	44,113,944
		55,605,652
Thailand | 2.9%
CP All Public Co. Ltd. (c)	7,844,400	10,741,618
Kasikornbank Public Co. Ltd.	774,800	4,335,604
PTT Exploration & Production Public Co. Ltd. (c)	2,482,335	8,010,970
The Siam Cement Public Co. Ltd.	499,400	7,659,078
		30,747,270
Turkey | 4.3%
Akbank TAS	4,520,775	13,072,649
KOC Holding AS	2,007,289	9,287,110
Turkcell Iletisim Hizmetleri AS	2,584,102	11,907,637
Turkiye Is Bankasi AS, C Shares	5,767,078	12,136,234
		46,403,630
Total Common Stocks
(Identified cost $1,075,195,212)		1,030,829,964

Short-Term Investment | 3.4%
State Street Institutional Treasury Money Market Fund (Identified cost $36,977,833)	36,977,833	36,977,833

Total Investments | 99.6%
(Identified cost $1,112,173,045) (b)		$1,067,807,797

Cash and Other Assets in Excess of Liabilities | 0.4%		4,754,410

Net Assets | 100.0%		$1,072,562,207

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio

Common Stocks | 75.2%

Australia | 2.6%
AGL Energy, Ltd.	16,270	$195,201
BC Iron, Ltd.	4,660	1,043
CSL, Ltd.	15,850	1,057,448
CSR, Ltd.	31,090	87,314
Downer EDI, Ltd.	71,302	262,962
Echo Entertainment Group, Ltd.	92,266	310,379
Evolution Mining, Ltd.	209,599	185,974
GPT Group	126,459	417,597
Independence Group NL	73,281	235,772
Magellan Financial Group, Ltd.	5,030	67,528
Newcrest Mining, Ltd. (a)	5,306	53,302
Primary Health Care, Ltd.	14,156	55,047
Qantas Airways, Ltd. (a)	88,865	216,662
Regis Resources, Ltd. (a)	71,559	59,628
Telstra Corp., Ltd.	387,648	1,836,412
Woodside Petroleum, Ltd.	8,722	230,349
		5,272,618
Austria | 0.0%
IMMOFINANZ AG (a)	28,928	68,113

Belgium | 0.7%
Anheuser-Busch InBev NV Sponsored ADR	11,330	1,367,191
bpost SA	1,659	45,573
Telenet Group Holding NV (a)	2,066	112,377
		1,525,141
Bermuda | 0.9%
Assured Guaranty, Ltd.	4,767	114,360
Everest Re Group, Ltd.	6,751	1,228,750
PartnerRe, Ltd.	1,061	136,338
Validus Holdings, Ltd.	6,007	264,248
		1,743,696
Canada | 4.1%
Baytex Energy Corp.	9,705	150,975
Canadian Apartment Properties REIT	846	18,695
Canadian National Railway Co.	10,692	616,866
Canadian Natural Resources, Ltd.	39,253	1,065,394
Capital Power Corp.	4,254	73,364
CCL Industries, Inc., Class B	765	93,833
CI Financial Corp.	28,793	774,575
Cineplex, Inc.	5,035	189,548
Description	Shares	Value

Cogeco Cable, Inc.	1,105	$63,911
Colliers International Group, Inc.	8,840	338,312
Constellation Software, Inc.	178	70,667
Crescent Point Energy Corp.	3,102	63,654
Dollarama, Inc.	9,937	602,267
Dominion Diamond Corp.	6,122	85,777
Empire Co., Ltd., Class A	3,516	247,640
Imperial Oil, Ltd.	7,773	300,278
Intact Financial Corp.	6,644	461,676
Magna International, Inc.	10,250	575,280
Metro, Inc.	10,788	289,523
Royal Bank of Canada	35,588	2,176,310
Suncor Energy, Inc.	2,096	57,728
		8,316,273
China | 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	115,200	121,029

Denmark | 1.0%
AP Moeller-Maersk A/S, Class B	118	213,715
Coloplast A/S, Class B	5,114	335,564
Novo Nordisk A/S Sponsored ADR	9,940	544,314
Novo Nordisk A/S, Class B	7,306	398,059
Topdanmark A/S ADR (a)	160,780	423,253
William Demant Holding A/S (a)	1,654	126,177
		2,041,082
Finland | 0.8%
Elisa Oyj	10,163	322,118
Kone Oyj, Class B	17,695	718,072
Sampo Oyj, A Shares ADR	24,430	575,327
		1,615,517
France | 1.5%
Airbus Group SE	8,965	581,687
BNP Paribas SA	8,428	508,791
Bureau Veritas SA	12,352	284,501
Electricite de France SA	2,883	64,282
GDF Suez	4,543	84,278
Sanofi	3,649	358,968
Societe Generale SA	4,847	226,252
Total SA	13,259	644,043
Valeo SA	1,646	259,383
		3,012,185
Germany | 1.4%
Continental AG Sponsored ADR	20,030	957,334
Daimler AG	1,584	144,170
Dialog Semiconductor PLC (a)	3,776	204,127
HUGO BOSS AG	1,567	175,134

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Muenchener Rueckversicherungs AG	3,311	$586,911
Symrise AG ADR	44,460	691,353
Volkswagen AG	665	153,872
		2,912,901
Hong Kong | 1.9%
Cheung Kong Property Holdings Ltd. (a)	25,000	206,733
CK Hutchison Holdings, Ltd.	25,000	368,959
CLP Holdings, Ltd.	14,500	123,085
Henderson Land Development Co., Ltd.	22,000	151,131
Hopewell Highway Infrastructure, Ltd.	500	246
Hopewell Holdings, Ltd.	10,000	36,638
Jardine Matheson Holdings, Ltd.	3,500	198,625
Michael Kors Holdings, Ltd. (a)	1,615	67,975
PCCW, Ltd.	310,000	184,763
Swire Pacific, Ltd., Class A	11,000	138,430
The Link REIT	260,500	1,527,401
The Wharf Holdings, Ltd.	108,000	718,927
VTech Holdings, Ltd.	4,100	54,215
		3,777,128
Ireland | 0.3%
Bank of Ireland Sponsored ADR (a)	19,000	305,520
ICON PLC (a)	780	52,494
Paddy Power PLC	1,103	94,698
Ryanair Holdings PLC Sponsored ADR	2,913	207,842
		660,554
Israel | 0.1%
Bank Hapoalim BM	9,530	51,337
Bank Leumi Le-Israel BM (a)	12,267	51,877
Frutarom Industries, Ltd.	1,663	69,755
Israel Discount Bank, Ltd., Class A (a)	52,322	100,445
		273,414
Italy | 0.4%
Davide Campari-Milano SpA ADR	137,000	527,450
Eni SpA	16,320	289,654
Moncler SpA	5,164	95,683
		912,787
Japan | 7.2%
Alps Electric Co., Ltd.	9,600	296,115
Asahi Glass Co., Ltd.	10,000	60,056
Asahi Kasei Corp.	20,000	164,318
Astellas Pharma, Inc.	30,100	429,297
Canon, Inc.	18,300	595,496
Central Japan Railway Co.	500	90,309
CKD Corp.	9,200	105,542
Description	Shares	Value

Daiichikosho Co., Ltd.	5,300	$186,649
Daito Trust Construction Co., Ltd.	2,400	248,658
Daiwa House Industry Co., Ltd.	14,400	335,688
Daiwa House Industry Co., Ltd. ADR	88,510	2,064,938
DCM Holdings Co., Ltd.	6,700	65,640
East Japan Railway Co.	600	53,977
Electric Power Development Co., Ltd.	4,400	155,493
Fujitsu General, Ltd.	6,000	76,921
Haseko Corp.	10,800	127,427
Heiwa Corp.	10,700	213,152
Inpex Corp.	10,800	122,794
Japan Airlines Co., Ltd.	13,400	467,525
JVC Kenwood Corp.	34,800	94,972
Kaken Pharmaceutical Co., Ltd.	6,000	209,585
Kawasaki Heavy Industries, Ltd.	44,000	205,287
KDDI Corp. ADR	62,525	751,238
Kobe Steel, Ltd.	66,000	111,092
Kubota Corp.	5,000	79,319
Kumagai Gumi Co., Ltd.	38,000	112,089
Kyokuto Kaihatsu Kogyo Co., Ltd.	9,600	104,405
Kyudenko Corp.	4,000	71,904
Mitsubishi Electric Corp.	12,000	155,117
Mitsubishi Materials Corp.	24,000	92,168
Mitsubishi UFJ Financial Group, Inc.	69,000	496,027
Mitsubishi UFJ Lease & Finance Co., Ltd.	15,230	83,377
Mitsui & Co., Ltd.	5,300	71,996
Mitsui Chemicals, Inc.	16,000	59,484
Mitsui Mining & Smelting Co., Ltd.	60,000	162,275
Murata Manufacturing Co., Ltd.	2,400	418,875
Nippon Telegraph & Telephone Corp.	1,800	65,207
Nipro Corp.	5,300	54,262
Nissan Motor Co., Ltd.	33,500	349,001
NTT Data Corp.	1,700	74,315
OBIC Co., Ltd.	1,400	62,459
Resona Holdings, Inc.	50,400	275,298
Sanyo Special Steel Co., Ltd.	18,000	83,834
Senshu Ikeda Holdings, Inc.	62,800	284,790
Showa Shell Sekiyu KK	6,200	54,206
Sumitomo Heavy Industries, Ltd.	73,000	425,886
Sumitomo Mitsui Financial Group, Inc.	49,900	2,225,796
Sumitomo Mitsui Trust Holdings, Inc. Sponsored ADR	126,060	578,615
Sumitomo Rubber Industries, Ltd.	15,300	237,154
TDK Corp.	700	53,593
The San-In Godo Bank, Ltd.	8,000	77,199
Toshiba Corp.	24,000	82,559
TOTO, Ltd.	8,000	144,201

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

West Japan Railway Co.	7,300	$467,341
		14,734,921
Luxembourg | 0.0%
Grand City Properties SA	3,399	59,019

Malta | 0.1%
Unibet Group PLC SDR	2,015	122,750

Netherlands | 0.5%
Cimpress NV (a)	621	52,264
Euronext NV	4,725	186,054
Koninklijke Ahold NV	2,834	53,079
Koninklijke Vopak NV	1,079	54,450
NN Group NV	5,484	154,160
NXP Semiconductors NV (a)	4,790	470,378
Wolters Kluwer NV	3,127	92,888
		1,063,273
New Zealand | 0.3%
Air New Zealand, Ltd.	41,400	71,540
Fisher & Paykel Healthcare Corp., Ltd., Class C	24,485	113,657
Sky Network Television, Ltd.	81,431	331,642
		516,839
Norway | 1.2%
DNB ASA	3,580	59,724
Statoil ASA	68,241	1,219,390
Telenor ASA	9,501	208,186
Telenor ASA ADR	12,345	809,894
Yara International ASA	1,121	58,391
		2,355,585
Singapore | 0.8%
Ascendas Real Estate Investment Trust	29,200	53,334
Avago Technologies, Ltd.	1,626	216,144
CapitaLand, Ltd.	28,400	73,802
ComfortDelGro Corp., Ltd.	266,000	618,168
DBS Group Holdings, Ltd.	21,600	331,814
United Overseas Bank, Ltd.	21,100	361,419
		1,654,681
South Africa | 0.1%
Mondi PLC	11,332	244,112

Spain | 0.7%
Banco Bilbao Vizcaya Argentaria SA	31,810	311,794
Banco Santander SA	9,294	64,904
Description	Shares	Value

Bolsas y Mercados Espanoles SA	4,066	$164,456
Corporacion Financiera Alba SA	122	5,658
Distribuidora Internacional de Alimentacion SA	52,756	402,883
Iberdrola SA	71,974	484,811
		1,434,506
Sweden | 0.5%
Assa Abloy AB ADR	94,935	888,592
Axfood AB	5,086	81,230
		969,822
Switzerland | 1.7%
Actelion, Ltd. ADR	15,125	548,705
Geberit AG	670	223,369
Glencore PLC	67,037	268,912
Kaba Holding AG	89	52,975
Novartis AG	1,154	113,740
Novartis AG Sponsored ADR	12,235	1,203,190
Roche Holding AG	3,483	976,037
		3,386,928
United Kingdom | 7.5%
Aggreko PLC	3,162	71,494
Aon PLC	7,528	750,391
Bellway PLC	21,936	817,556
BT Group PLC	61,570	435,532
Centrica PLC	193,326	801,328
Compass Group PLC	15,751	260,604
Compass Group PLC Sponsored ADR	42,260	707,432
Debenhams PLC	64,127	89,928
Essentra PLC	7,186	112,120
Greggs PLC	8,926	165,915
Howden Joinery Group PLC	75,559	614,387
HSBC Holdings PLC	34,177	306,147
International Consolidated Airlines Group SA Sponsored ADR (a)	3,767	146,291
ITV PLC	131,766	545,129
J Sainsbury PLC	85,558	356,651
Lloyds Banking Group PLC ADR	13,311	72,279
Moneysupermarket.com Group PLC	26,336	120,500
Next PLC	2,313	270,755
Provident Financial PLC	5,389	247,843
Provident Financial PLC Sponsored ADR	16,045	744,135
Prudential PLC ADR	18,680	907,101
Rentokil Initial PLC	196,464	456,867
Royal Dutch Shell PLC, A Shares	70,017	1,980,342
Shire PLC	1,057	84,618
Shire PLC ADR	3,685	889,891
SSE PLC	1,933	46,652

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Taylor Wimpey PLC	56,207	$164,090
Unilever NV	45,217	1,883,071
Unilever PLC	5,485	235,280
Unilever PLC Sponsored ADR	24,172	1,038,429
		15,322,758
United States | 38.8%
3M Co.	19,540	3,015,022
Advance Auto Parts, Inc.	3,290	524,064
Air Lease Corp.	5,212	176,687
American International Group, Inc.	1,456	90,010
Amgen, Inc.	3,951	606,558
Apple, Inc.	24,238	3,040,051
AT&T, Inc.	50,229	1,784,134
AutoZone, Inc. (a)	979	652,895
Ball Corp.	1,292	90,634
Bank of America Corp.	44,636	759,705
Baxter International, Inc.	1,093	76,434
Biogen, Inc. (a)	838	338,502
Blackbaud, Inc.	979	55,754
Bristol-Myers Squibb Co.	8,440	561,598
CBOE Holdings, Inc.	3,002	171,774
Celgene Corp. (a)	3,781	437,594
Centene Corp. (a)	950	76,380
Charter Communications, Inc., Class A (a)	494	84,598
Chemed Corp.	356	46,672
Cirrus Logic, Inc. (a)	3,788	128,906
Cisco Systems, Inc.	29,135	800,047
Citigroup, Inc.	18,115	1,000,673
Colgate-Palmolive Co.	2,105	137,688
Comcast Corp., Class A	5,251	315,795
CR Bard, Inc.	404	68,963
Credit Acceptance Corp. (a)	670	164,941
CVS Health Corp.	6,655	697,976
DIRECTV (a)	1,081	100,306
Dr Pepper Snapple Group, Inc.	7,576	552,290
DTE Energy Co.	1,219	90,986
E.l. du Pont de Nemours & Co.	18,094	1,157,111
Eastman Chemical Co.	3,693	302,161
Eaton Vance Corp.	13,770	538,820
Edison International	3,214	178,634
Edwards Lifesciences Corp. (a)	875	124,626
EMC Corp.	25,094	662,231
Emerson Electric Co.	1,167	64,687
EOG Resources, Inc.	5,165	452,196
Description	Shares	Value

Exelon Corp.	4,815	$151,287
Facebook, Inc., Class A (a)	3,946	338,429
FactSet Research Systems, Inc.	5,810	944,183
FedEx Corp.	2,526	430,430
Fiserv, Inc. (a)	8,166	676,390
FMC Technologies, Inc. (a)	1,721	71,404
Gilead Sciences, Inc.	3,911	457,900
Global Payments, Inc.	4,123	426,524
Google, Inc., Class A (a)	1,553	838,682
Google, Inc., Class C (a)	1,377	716,742
Halliburton Co.	16,335	703,548
Harley-Davidson, Inc.	9,315	524,900
HCA Holdings, Inc. (a)	6,042	548,130
HealthSouth Corp.	9,727	448,026
Honeywell International, Inc.	13,235	1,349,573
Intel Corp.	30,744	935,079
Intercontinental Exchange, Inc.	3,049	681,787
International Business Machines Corp.	2,685	436,742
International Paper Co.	6,893	328,038
Intuit, Inc.	2,140	215,648
Jack in the Box, Inc.	884	77,933
JetBlue Airways Corp. (a)	8,973	186,280
Johnson & Johnson	40,180	3,915,943
Joy Global, Inc.	8,195	296,659
JPMorgan Chase & Co.	22,792	1,544,386
Kellogg Co.	3,680	230,736
Kimberly-Clark Corp.	16,004	1,695,944
Ladder Capital Corp. REIT	10,848	188,213
Lincoln National Corp.	3,694	218,759
Lockheed Martin Corp.	2,149	399,499
Lowe’s Cos., Inc.	11,310	757,431
Marathon Oil Corp.	20,061	532,419
MasterCard, Inc., Class A	11,810	1,103,999
McDonald’s Corp.	3,060	290,914
McGraw Hill Financial, Inc.	14,019	1,408,209
McKesson Corp.	2,470	555,281
Merck & Co., Inc.	812	46,227
MetLife, Inc.	1,030	57,670
Microsoft Corp.	33,401	1,474,654
Molson Coors Brewing Co., Class B	4,046	282,451
Monsanto Co.	4,556	485,624
Mylan NV (a)	8,449	573,349
NetApp, Inc.	2,566	80,983
NIKE, Inc., Class B	1,843	199,081
Northrop Grumman Corp.	5,144	815,993
O’Reilly Automotive, Inc. (a)	851	192,309
Occidental Petroleum Corp.	4,788	372,363

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Outerwall, Inc.	3,902	$296,981
Owens-Illinois, Inc. (a)	8,676	199,027
PepsiCo, Inc.	2,542	237,270
Perrigo Co. PLC	293	54,155
PG&E Corp.	28,969	1,422,378
Philip Morris International, Inc.	1,632	130,837
Pinnacle Entertainment, Inc. (a)	8,901	331,829
Public Service Enterprise Group, Inc.	23,095	907,172
Qualcomm, Inc.	9,658	604,881
Quest Diagnostics, Inc.	775	56,203
Quintiles Transnational Holdings, Inc. (a)	10,345	751,151
Regions Financial Corp.	5,879	60,906
Reynolds American, Inc.	16,729	1,248,987
Rockwell Automation, Inc.	4,075	507,908
Ross Stores, Inc.	14,461	702,949
RPC, Inc.	5,376	74,350
Sanderson Farms, Inc.	1,343	100,940
Schlumberger, Ltd.	8,685	748,560
ServiceMaster Global Holdings, Inc. (a)	12,540	453,572
Six Flags Entertainment Corp.	4,676	209,719
Skyworks Solutions, Inc.	5,611	584,105
Spirit AeroSystems Holdings, Inc., Class A (a)	1,108	61,062
Springleaf Holdings, Inc. (a)	9,230	423,749
Starbucks Corp.	30,858	1,654,452
SUPERVALU, Inc. (a)	16,543	133,833
Synopsys, Inc. (a)	2,311	117,052
Team Health Holdings, Inc. (a)	3,768	246,163
The Boeing Co.	1,661	230,414
The Charles Schwab Corp.	11,475	374,659
The Clorox Co.	2,121	220,626
The Estee Lauder Cos., Inc., Class A	820	71,061
The Hartford Financial Services Group, Inc.	18,500	769,045
The J.M. Smucker Co.	4,090	443,397
The Kroger Co.	15,435	1,119,192
The Southern Co.	5,739	240,464
The TJX Cos., Inc.	10,605	701,733
The Walt Disney Co.	18,895	2,156,675
Thermo Fisher Scientific, Inc.	3,690	478,814
Time Warner, Inc.	9,203	804,434
Tyco International PLC	11,170	429,822
Union Pacific Corp.	4,480	427,258
United Rentals, Inc. (a)	2,927	256,464
United Technologies Corp.	4,080	452,594
UnitedHealth Group, Inc.	16,939	2,066,558
Description	Shares	Value

Unum Group	2,466	$88,160
VeriFone Holdings, Inc. (a)	10,572	359,025
Verizon Communications, Inc.	15,374	716,582
Vertex Pharmaceuticals, Inc. (a)	3,680	454,406
Viacom, Inc., Class B	7,150	462,176
Visa, Inc., Class A	13,222	887,857
Voya Financial, Inc.	11,420	530,687
Wabash National Corp. (a)	18,756	235,200
Waters Corp. (a)	1,529	196,293
Wells Fargo & Co.	21,475	1,207,754
Xcel Energy, Inc.	6,095	196,137
Xerox Corp.	31,460	334,734
Zoetis, Inc.	13,510	651,452
		79,218,718
Total Common Stocks
(Identified cost $150,060,477)		153,336,350

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 8.5%

Australia | 0.6%
Telstra Corp., Ltd., 4.000%, 11/15/17	AUD	980	$775,933
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	660	529,243
			1,305,176
Canada | 1.4%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	300	273,615
Suncor Energy, Inc., 6.100%, 06/01/18	USD	425	473,260
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	1,050	1,055,845
The Toronto-Dominion Bank:
1.824%, 04/03/17	CAD	590	476,776
2.250%, 11/05/19	USD	260	260,839
Wells Fargo Financial Canada Corp., 2.774%, 02/09/17	CAD	440	360,321
			2,900,656
Chile | 0.3%
Codelco, Inc., 4.500%, 08/13/23	USD	500	525,965

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	300	$341,659

France | 0.1%
Orange SA, 5.375%, 07/08/19	USD	195	216,403

Italy | 0.2%
Atlantia SpA, 4.375%, 09/16/25	EUR	320	438,269

Mexico | 0.2%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	7,000	430,016

Netherlands | 0.5%
BMW Finance NV, 3.375%, 12/14/18	GBP	370	611,569
Deutsche Bahn Finance BV, 3.375%, 09/01/16	NOK	2,400	313,115
			924,684
New Zealand | 0.1%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	200	168,336

Norway | 0.3%
Statoil ASA, 3.700%, 03/01/24	USD	360	371,563
Telenor ASA, 1.750%, 05/22/18	USD	200	200,788
			572,351
Singapore | 0.4%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	750	822,355

United Kingdom | 0.8%
Abbey National Treasury Services PLC, 5.125%, 04/14/21	GBP	260	472,734
Centrica PLC, 7.000%, 09/19/18	GBP	100	181,470
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	300	555,350
Description	Security Currency	Principal Amount (000)	Value

SSE PLC, 5.000%, 10/01/18	GBP	300	$514,911
			1,724,465
United States | 3.4%
Anheuser-Busch InBev Worldwide, Inc., 3.650%, 01/15/16	CAD	865	701,322
Apple, Inc., 3.850%, 05/04/43	USD	420	380,809
BMW US Capital LLC, 2.375%, 12/04/15	NOK	2,090	267,339
Daimler Finance North America LLC, 3.875%, 09/15/21	USD	280	295,998
General Electric Capital Corp.:
6.500%, 09/28/15	NZD	20	13,639
5.500%, 02/01/17	NZD	245	170,996
John Deere Capital Corp., 2.300%, 09/16/19	USD	200	201,144
Marathon Petroleum Corp., 3.625%, 09/15/24	USD	230	225,835
Morgan Stanley, 2.500%, 01/24/19	USD	675	680,809
Nestle Holdings, Inc., 2.500%, 07/10/17	NOK	4,420	576,005
Starbucks Corp., 6.250%, 08/15/17	USD	410	454,050
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	935	654,270
3.625%, 01/22/23	USD	400	396,985
The Home Depot, Inc., 2.625%, 06/01/22	USD	495	486,973
Union Pacific Corp., 4.163%, 07/15/22	USD	500	536,363
Valero Energy Corp., 6.125%, 02/01/20	USD	199	227,103
Verizon Communications, Inc., 1.350%, 06/09/17	USD	420	419,342
Yum! Brands, Inc., 3.750%, 11/01/21	USD	180	181,008
			6,869,990
Total Corporate Bonds (Identified cost $17,913,956)			17,240,325

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Foreign Government Obligations | 10.1%

Australia | 0.8%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	725	$635,188
4.250%, 07/21/23	AUD	375	307,084
Treasury Corp. of Victoria, 6.000%, 10/17/22	AUD	780	720,727
			1,662,999
Bahamas | 0.5%
Commonwealth of Bahamas:
5.750%, 01/16/24	USD	650	705,250
6.950%, 11/20/29	USD	345	406,237
			1,111,487
Bermuda | 0.5%
Government of Bermuda, 5.603%, 07/20/20	USD	840	932,400

Canada | 1.8%
Province of Alberta, 4.000%, 12/01/19	CAD	1,640	1,466,244
Province of British Columbia, 3.700%, 12/18/20	CAD	1,095	977,820
Province of Ontario, 2.450%, 06/29/22	USD	685	684,728
Province of Quebec, 3.500%, 07/29/20	USD	475	508,662
			3,637,454
Chile | 0.3%
Republic of Chile, 1.625%, 01/30/25	EUR	600	655,487

Colombia | 0.2%
Republic of Colombia, 2.625%, 03/15/23	USD	450	412,200

France | 0.2%
Government of France, 2.500%, 05/25/30	EUR	370	455,950

Ireland | 0.8%
Irish Treasury:
3.400%, 03/18/24	EUR	730	939,090
2.400%, 05/15/30	EUR	625	721,086
			1,660,176
Description	Security Currency	Principal Amount (000)	Value

Mexico | 1.2%
Mexican Bonos, 4.750%, 06/14/18	MXN	23,180	$1,480,784
United Mexican States, 6.750%, 02/06/24	GBP	460	894,434
			2,375,218
New Zealand | 0.4%
New Zealand Government Bond, 3.000%, 04/15/20	NZD	1,260	850,798

Norway | 0.6%
Oslo Kommune:
4.900%, 11/04/19	NOK	2,000	287,098
3.550%, 02/12/21	NOK	4,000	546,601
2.400%, 02/13/30	NOK	4,000	485,703
			1,319,402
Panama | 0.3%
Republic of Panama, 4.000%, 09/22/24	USD	600	606,750

Poland | 0.8%
Poland Government Bond, 2.010%, 01/25/21	PLN	3,890	1,020,194
Republic of Poland, 3.000%, 03/17/23	USD	730	716,714
			1,736,908
Singapore | 0.4%
Singapore Government Bond, 3.000%, 09/01/24	SGD	1,010	772,770

Slovakia | 0.1%
Slovak Republic, 4.375%, 05/21/22	USD	200	219,488

Spain | 0.1%
Spain Government Bond, 1.950%, 07/30/30	EUR	130	129,930

Sweden | 0.3%
Svensk Exportkredit AB, 1.875%, 12/21/18	GBP	335	536,473

United Kingdom | 0.8%
United Kingdom Treasury:
1.750%, 07/22/19	GBP	350	559,490
2.250%, 09/07/23	GBP	615	988,930
			1,548,420

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Total Foreign Government Obligations (Identified cost $21,584,830)			$20,624,310

Quasi Government Bonds | 0.5%

Canada | 0.4%
Canada Housing Trust No. 1, 2.400%, 12/15/22	CAD	600	501,478
Hydro-Quebec, 9.625%, 07/15/22	CAD	243	291,608
			793,086
Germany | 0.1%
KfW, 2.875%, 10/12/16	NOK	980	127,799
Landeskreditbank Baden- Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	1,180	155,438
			283,237
Total Quasi Government Bonds (Identified cost $1,183,071)			1,076,323

Supranationals | 0.9%
Asian Development Bank, 2.125%, 03/19/25	USD	335	323,596
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	740	799,154
Inter-American Development Bank, 6.000%, 12/15/17	NZD	375	270,346
International Bank for Reconstruction & Development, 1.375%, 06/23/19	SEK	3,760	471,347

Total Supranationals (Identified cost $1,957,950)			1,864,443

US Municipal Bonds | 0.6%

New Jersey | 0.1%
New Jersey State Transportation Trust Fund Authority Build America Bond Series C, 5.754%, 12/15/28	USD	100	105,070
Description	Security Currency	Principal Amount (000)	Value

Pennsylvania | 0.0%
Pennsylvania State Build America Bond Third Series B, 5.850%, 07/15/30	USD	50	$56,178

Texas | 0.1%
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	100	108,735

Utah | 0.3%
Utah State Build America Bonds:
Series B, 3.539%, 07/01/25	USD	295	307,142
Series D, 4.554%, 07/01/24	USD	460	509,648
			816,790
Wisconsin | 0.1%
Wisconsin State Build America Bond Series D, 5.400%, 05/01/28	USD	175	191,319

Total US Municipal Bonds (Identified cost $1,296,556)			1,278,092

Description		Shares	Value

Short-Term Investment | 3.5%
State Street Institutional Treasury Money Market Fund (Identified cost $7,139,271)		7,139,271	$7,139,271

Total Investments | 99.3% (Identified cost $201,136,111) (b), (e)			$202,559,114

Cash and Other Assets in Excess of Liabilities | 0.7%			1,457,394

Net Assets | 100.0%			$204,016,508

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2015:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CAN	08/19/15	284,837	$228,867	$219,194	$—	$9,673
AUD	CAN	08/19/15	1,654,268	1,279,841	1,273,024	—	6,817
CAD	RBC	08/19/15	668,584	536,917	534,955	—	1,962
CAD	RBC	08/19/15	1,564,972	1,279,304	1,252,185	—	27,119
CZK	CIT	08/19/15	10,331,135	431,390	422,603	—	8,787
DKK	CIT	08/19/15	719,955	107,859	107,733	—	126
EUR	CIT	08/19/15	117,085	131,030	130,617	—	413
EUR	CIT	08/19/15	5,439,616	6,197,300	6,068,277	—	129,023
EUR	HSB	07/08/15	1,158,841	1,289,999	1,292,043	2,044	—
EUR	HSB	08/19/15	483,399	543,527	539,266	—	4,261
EUR	HSB	08/19/15	1,027,575	1,119,999	1,146,332	26,333	—
EUR	HSB	08/19/15	1,270,199	1,428,194	1,416,997	—	11,197
EUR	HSB	08/19/15	2,487,956	2,835,710	2,775,491	—	60,219
GBP	CIT	08/19/15	471,503	743,522	740,600	—	2,922
GBP	HSB	08/19/15	446,882	700,416	701,928	1,512	—
GBP	SSB	07/08/15	709,992	1,084,520	1,115,526	31,006	—
JPY	CIT	08/19/15	107,965,537	879,800	882,668	2,868	—
JPY	CIT	08/19/15	672,761,398	5,644,848	5,500,135	—	144,713
JPY	HSB	07/08/15	148,510,731	1,184,362	1,213,554	29,192	—
JPY	HSB	08/19/15	183,695,887	1,540,633	1,501,798	—	38,835
KRW	HSB	09/30/15	179,622,650	161,212	160,707	—	505
MXN	HSB	08/19/15	5,388,006	353,757	341,642	—	12,115
NOK	CIT	08/19/15	6,676,698	856,976	850,630	—	6,346
NOK	HSB	08/19/15	4,361,302	590,709	555,642	—	35,067
SEK	CIT	08/19/15	292,653	35,720	35,337	—	383
SGD	SCB	08/19/15	9,125	6,904	6,770	—	134
Total Forward Currency Purchase Contracts				$31,193,316	$30,785,654	$92,955	$500,617
Forward Currency Sale Contracts
AUD	CAN	08/19/15	464	$354	$356	$—	$2
AUD	CAN	08/19/15	78,914	60,086	60,728	—	642
AUD	CAN	08/19/15	180,547	145,300	138,938	6,362	—
AUD	CAN	08/19/15	4,581,638	3,681,346	3,525,749	155,597	—
AUD	CIT	08/19/15	218,636	168,300	168,249	51	—
AUD	HSB	07/08/15	873,199	665,081	673,485	—	8,404
AUD	SSB	07/08/15	2,743,445	2,089,613	2,115,976	—	26,363
CAD	CIT	08/19/15	302,838	245,600	242,310	3,290	—
CAD	HSB	07/08/15	3,667,638	2,940,132	2,936,218	3,914	—
CAD	RBC	08/19/15	61,550	50,673	49,248	1,425	—
CAD	RBC	08/19/15	6,386,984	5,258,336	5,110,431	147,905	—
CAD	SSB	07/08/15	455,213	364,818	364,432	386	—
CZK	CIT	08/19/15	2,775,719	115,904	113,543	2,361	—
CZK	CIT	08/19/15	3,642,499	152,097	148,999	3,098	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Lazard Retirement Global Dynamic Multi Asset Portfolio (concluded)

Forward Currency Contracts open at June 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
DKK	CIT	08/19/15	195,333	$29,444	$29,229	$215	$—
DKK	CIT	08/19/15	524,622	79,966	78,504	1,462	—
EUR	CIT	08/19/15	202,358	228,858	225,745	3,113	—
EUR	CIT	08/19/15	245,703	281,084	274,099	6,985	—
EUR	CIT	08/19/15	492,820	549,253	549,776	—	523
EUR	CIT	08/19/15	500,200	564,451	558,009	6,442	—
EUR	CIT	08/19/15	1,909,804	2,147,000	2,130,522	16,478	—
EUR	HSB	08/19/15	335,612	378,597	374,399	4,198	—
EUR	HSB	08/19/15	759,336	838,800	847,093	—	8,293
EUR	HSB	08/19/15	1,436,354	1,630,700	1,602,355	28,345	—
GBP	CIT	08/19/15	122,945	193,430	193,113	317	—
GBP	CIT	08/19/15	408,385	632,200	641,460	—	9,260
GBP	CIT	08/19/15	1,640,357	2,570,160	2,576,546	—	6,386
GBP	HSB	08/19/15	354,504	548,400	556,828	—	8,428
GBP	SSB	07/08/15	424,755	648,818	667,368	—	18,550
JPY	CIT	08/19/15	13,444,122	107,000	109,912	—	2,912
JPY	CIT	08/19/15	155,098,518	1,255,400	1,268,002	—	12,602
JPY	SSB	07/08/15	103,550,466	825,718	846,162	—	20,444
MXN	CIT	08/19/15	1,759,935	113,700	111,594	2,106	—
MXN	HSB	08/19/15	24,461,519	1,606,056	1,551,056	55,000	—
MXN	JPM	08/19/15	87,937	5,772	5,576	196	—
NOK	CIT	08/19/15	429,429	54,500	54,710	—	210
NOK	HSB	08/19/15	2,154,737	276,341	274,520	1,821	—
NOK	HSB	08/19/15	28,388,710	3,845,932	3,616,801	229,131	—
NZD	BRC	08/19/15	1,544,008	1,147,151	1,041,970	105,181	—
NZD	CAN	08/19/15	942,751	700,653	636,214	64,439	—
NZD	CIT	08/19/15	85,107	59,100	57,434	1,666	—
PLN	HSB	08/19/15	3,457,754	973,959	918,456	55,503	—
SEK	CIT	08/19/15	561,356	68,200	67,782	418	—
SEK	CIT	08/19/15	1,124,000	135,491	135,720	—	229
SGD	SCB	08/19/15	1,074,069	812,627	796,891	15,736	—
Total Forward Currency Sale Contracts				$39,246,401	$38,446,508	923,141	123,248
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,016,096	$623,865

The accompanying notes are an integral part of these financial statements.

32   Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2015 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$11,799,305	$980,629	$343,503	$637,126
US Small-Mid Cap Equity	60,071,953	10,411,073	2,256,905	8,154,168
International Equity	593,232,627	149,675,419	18,466,777	131,208,642
Emerging Markets Equity	1,112,173,045	151,624,531	195,989,779	(44,365,248)
Global Dynamic Multi Asset	201,136,111	8,443,936	7,020,933	1,423,003

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 8.
(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2015, these securities amounted to 1.1% of net assets of Emerging Markets Equity Portfolio, and are considered to be liquid.
(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
OJSC	—	Open Joint Stock Company
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	MXN	—	Mexican New Peso
CAD	—	Canadian Dollar	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krone
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
JPY	—	Japanese Yen	USD	—	United States Dollar
KRW	—	South Korean Won

Counterparty Abbreviations:
BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank NA
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio
Aerospace & Defense	—%	—%	0.4%
Agriculture	—	—	0.3
Alcohol & Tobacco	7.5	4.4	2.2
Automotive	3.6	3.1	2.4
Banking	7.3	23.0	6.7
Cable Television	—	—	0.6
Chemicals	—	0.7	1.3
Commercial Services	1.6	3.3	2.8
Computer Software	—	5.2	1.0
Construction & Engineering	1.4	—	0.6
Consumer Products	0.8	—	0.2
Diversified	1.0	0.9	—
Electric	0.9	0.6	2.4
Energy Exploration & Production	0.9	3.4	1.6
Energy Integrated	3.9	4.1	2.8
Energy Services	—	—	0.8
Financial Services	6.8	2.6	6.4
Food & Beverages	—	0.4	1.3
Forest & Paper Products	1.5	0.8	1.2
Gas Utilities	—	—	0.6
Health Services	—	—	2.3
Household & Personal Products	1.2	2.2	1.8
Housing	4.0	1.1	2.0
Insurance	7.6	3.3	3.5
Leisure & Entertainment	6.2	0.7	4.6
Machinery	—	—	0.1
Manufacturing	4.0	3.6	5.3
Medical Products	—	—	0.7
Metals & Glass Containers	—	—	0.1
Metals & Mining	1.4	2.2	0.8
Pharmaceutical & Biotechnology	12.2	—	7.5
Real Estate	—	—	1.8
Retail	4.9	4.8	4.8
Semiconductors & Components	2.5	8.6	2.2
Technology	5.0	3.6	1.0
Technology Hardware	1.1	1.1	3.0
Telecommunications	7.0	10.4	4.5
Transportation	2.5	2.1	2.6
Subtotal	96.8	96.2	84.2
Foreign Government Obligations	—	—	10.1
Supranationals	—	—	0.9
US Municipal Bonds	—	—	0.6
Short-Term Investments	4.3	3.4	3.5
Total Investments	101.1%	99.6%	99.3%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

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Semi-Annual Report  35

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

	Lazard	Lazard
	Retirement	Retirement
	US Strategic	US Small-Mid Cap
June 30, 2015	Equity Portfolio	Equity Portfolio
ASSETS
Investments in securities, at value	$12,436,431	$68,226,121
Foreign currency	—	—
Receivables for:
Dividends and interest	19,762	53,867
Investments sold	27,409	537,772
Capital stock sold	9,339	91,817
Amount due from Investment Manager (Note 3)	4,904	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	12,497,845	68,909,577

LIABILITIES
Payables for:
Management fees	—	40,970
Accrued distribution fees	2,615	14,151
Accrued directors’ fees	123	629
Capital stock redeemed	2,582	112,694
Investments purchased	23,379	91,200
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	37,344	33,776
Total liabilities	66,043	293,420
Net assets	$12,431,802	$68,616,157

NET ASSETS
Paid in capital	$10,970,923	$53,498,838
Undistributed (distributions in excess of) net investment income (loss)	39,567	(84,365)
Accumulated net realized gain (loss)	784,186	7,047,516
Net unrealized appreciation (depreciation) on:
Investments	637,126	8,154,168
Foreign currency and forward currency contracts	—	—
Net assets	$12,431,802	$68,616,157

Service Shares
Net assets	$12,431,802	$68,616,157
Shares of capital stock outstanding*	1,028,134	7,891,765
Net asset value, offering and redemption price per share	$12.09	$8.69

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$11,799,305	$60,071,953
Cost of foreign currency	—	—

*  $0.001 par value, 2,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36   Semi-Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
International	Emerging Markets	Global Dynamic
Equity Portfolio	Equity Portfolio	Multi Asset Portfolio

$724,441,269	$1,067,807,797	$202,559,114
65,400	306,893	9,616

2,928,494	5,754,859	679,454
2,100,610	2,218,714	893,082
1,185,489	1,175,209	782,986
—	—	—
—	—	1,016,096
730,721,262	1,077,263,472	205,940,348

457,025	891,452	100,392
151,476	179,840	41,388
6,649	10,627	1,751
13,572,659	3,097,343	219,600
215,994	89,842	878,280
—	—	623,865
95,127	432,161	58,564
14,498,930	4,701,265	1,923,840
$716,222,332	$1,072,562,207	$204,016,508

$568,562,119	$1,121,356,683	$199,094,612
10,394,870	12,167,366	854,928
6,128,205	(16,396,717)	2,257,163

131,208,642	(44,569,911)	1,423,003
(71,504)	4,786	386,802
$716,222,332	$1,072,562,207	$204,016,508

$716,222,332	$869,603,476	$204,016,508
53,028,408	44,011,723	16,963,706
$13.51	$19.76	$12.03

—	$202,958,731	—
—	10,374,864	—
—	$19.56	—

$593,232,627	$1,112,173,045	$201,136,111
$65,780	$306,026	$9,602

Semi-Annual Report   37

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

	Lazard	Lazard
	Retirement	Retirement
	US Strategic	US Small-Mid Cap
For the Six Months Ended June 30, 2015	Equity Portfolio	Equity Portfolio

Investment Income (Loss)

Income
Dividends	$105,386	$322,433
Interest	—	17
Total investment income*	105,386	322,450

Expenses
Management fees (Note 3)	46,073	244,089
Distribution fees (Service Shares)	16,455	81,363
Custodian fees	28,751	26,045
Administration fees	22,469	27,585
Professional services	17,768	20,797
Shareholders’ reports	6,623	10,469
Directors’ fees and expenses	278	1,372
Shareholders’ services	6,631	7,338
Other	1,169	1,626
Total gross expenses	146,217	420,684
Management fees waived and expenses reimbursed	(71,023)	(13,869)
Administration fees waived	(9,375)	—
Total net expenses	65,819	406,815
Net investment income (loss)	39,567	(84,365)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	829,458	4,935,600
Foreign currency and forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency and forward currency contracts	829,458	4,935,600
Net change in unrealized appreciation (depreciation) on:
Investments**	(888,657)	(969,170)
Foreign currency and forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(888,657)	(969,170)
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	(59,199)	3,966,430
Net increase (decrease) in net assets resulting from operations	$(19,632)	$3,882,065
* Net of foreign withholding taxes of	$—	$2,985
** Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

38   Semi-Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
International	Emerging Markets	Global Dynamic
Equity Portfolio	Equity Portfolio	Multi Asset Portfolio

$12,670,187	$19,497,296	$1,733,727
8	—	527,258
12,670,195	19,497,296	2,260,985

2,695,169	5,460,921	804,508
898,390	1,090,916	236,620
95,093	383,140	84,312
92,947	125,274	40,005
58,190	82,037	30,511
40,411	81,502	12,805
14,940	23,339	3,890
8,643	15,406	7,951
6,862	10,792	2,594
3,910,645	7,273,327	1,223,196
—	—	(229,392)
—	—	—
3,910,645	7,273,327	993,804
8,759,550	12,223,969	1,267,181

21,012,129	(16,288,351)	908,282
(129,367)	(203,516)	291,371

20,882,762	(16,491,867)	1,199,653

25,260,001	(6,024,621)	(245,607)
26,382	4,477	105,848

25,286,383	(6,020,144)	(139,759)

46,169,145	(22,512,011)	1,059,894
$54,928,695	$(10,288,042)	$2,327,075
$1,470,374	$2,677,668	$98,282
$—	$(204,663)	$—

Semi-Annual Report   39

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,567	$80,126	$(84,365)	$(121,840)
Net realized gain (loss) on investments, foreign currency and forward currency contracts	829,458	1,290,358	4,935,600	8,177,018
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(888,657)	(35,342)	(969,170)	(1,686,801)
Net increase (decrease) in net assets resulting from operations	(19,632)	1,335,142	3,882,065	6,368,377
Distributions to shareholders
From net investment income
Service Shares	—	(77,201)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	(1,404,900)	—	(10,008,703)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(1,482,101)	—	(10,008,703)
Capital stock transactions
Net proceeds from sales
Service Shares	4,128,495	5,323,595	9,410,572	13,987,149
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	1,482,100	—	10,008,703
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(4,068,409)	(3,211,241)	(8,167,081)	(15,787,491)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	60,086	3,594,454	1,243,491	8,208,361
Total increase (decrease) in net assets	40,454	3,447,495	5,125,556	4,568,035
Net assets at beginning of period	12,391,348	8,943,853	63,490,601	58,922,566
Net assets at end of period*	$12,431,802	$12,391,348	$68,616,157	$63,490,601
*Includes undistributed net investment income (loss) of	$39,567	$—	$(84,365)	$—
Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	1,020,099	743,845	7,764,268	6,761,491
Shares sold	343,170	414,265	1,098,791	1,591,831
Shares issued to shareholders from reinvestment of distributions	—	120,802	—	1,207,615
Shares redeemed	(335,135)	(258,813)	(971,294)	(1,796,669)
Net increase (decrease)	8,035	276,254	127,497	1,002,777
Shares outstanding at end of period	1,028,134	1,020,099	7,891,765	7,764,268
Investor Shares
Shares outstanding at beginning of period Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of period

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi Asset Portfolio
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

$8,759,550	$10,965,538	$12,223,969	$19,490,320	$1,267,181	$1,684,195

20,882,762	29,508,676	(16,491,867)	11,690,151	1,199,653	8,973,244

25,286,383	(69,476,408)	(6,020,144)	(84,430,632)	(139,759)	(6,893,694)

54,928,695	(29,002,194)	(10,288,042)	(53,250,161)	2,327,075	3,763,745

—	(10,814,146)	—	(15,082,247)	—	(968,080)
—	—	—	(4,806,075)	—	—

—	—	—	(8,043,967)	—	(9,750,513)
—	—	—	(2,288,572)	—	—
—	(10,814,146)	—	(30,220,861)	—	(10,718,593)

48,863,760	111,475,938	90,864,814	208,283,102	37,317,778	89,974,898
—	—	15,443,642	63,373,754	—	—

—	10,814,146	—	23,126,213	—	10,718,593
—	—	—	7,094,647	—	—

(77,894,322)	(81,661,844)	(71,984,770)	(154,832,744)	(12,297,760)	(16,829,184)
—	—	(41,075,622)	(80,535,191)	—	—

(29,030,562)	40,628,240	(6,751,936)	66,509,781	25,020,018	83,864,307
25,898,133	811,900	(17,039,978)	(16,961,241)	27,347,093	76,909,459
690,324,199	689,512,299	1,089,602,185	1,106,563,426	176,669,415	99,759,956
$716,222,332	$690,324,199	$1,072,562,207	$1,089,602,185	$204,016,508	$176,669,415
$10,394,870	$1,635,320	$12,167,366	$(56,603)	$854,928	$(412,253)

55,231,355	52,011,272	43,075,583	39,349,938	14,895,028	8,108,458
3,641,543	8,563,877	4,509,940	9,627,978	3,088,252	7,245,330

—	847,713	—	1,131,344	—	893,771
(5,844,490)	(6,191,507)	(3,573,800)	(7,033,677)	(1,019,574)	(1,352,531)
(2,202,947)	3,220,083	936,140	3,725,645	2,068,678	6,786,570
53,028,408	55,231,355	44,011,723	43,075,583	16,963,706	14,895,028

		11,645,766	12,235,116
		774,843	2,840,650

		—	350,893
		(2,045,745)	(3,780,893)
		(1,270,902)	(589,350)
		10,374,864	11,645,766

Semi-Annual Report  41

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Service Shares
Net asset value, beginning of period	$12.15	$12.02	$10.44	$9.26	$9.18	$8.19
Income (loss) from investment operations:
Net investment income	0.04	0.09	0.11	0.12	0.10	0.06
Net realized and unrealized gain (loss)	(0.10)	1.68	2.80	1.18	0.08	0.99

Total from investment operations	(0.06)	1.77	2.91	1.30	0.18	1.05
Less distributions from:
Net investment income	—	(0.09)	(0.11)	(0.12)	(0.10)	(0.06)
Net realized gains	—	(1.55)	(1.22)	—	—	—

Total distributions	—	(1.64)	(1.33)	(0.12)	(0.10)	(0.06)

Net asset value, end of period	$12.09	$12.15	$12.02	$10.44	$9.26	$9.18

Total Return (a)	–0.49%	14.71%	28.07%	14.01%	1.96%	12.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,432	$12,391	$8,944	$6,702	$6,008	$6,172
Ratios to average net assets (b):
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.22%
Gross expenses	2.22%	2.59%	2.88%	3.23%	3.37%	3.84%
Net investment income	0.60%	0.79%	0.97%	1.16%	1.04%	0.68%
Portfolio turnover rate	41%	72%	66%	59%	50%	55%

†	Unaudited
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Service Shares
Net asset value, beginning of period	$8.18	$8.71	$7.30	$9.26	$11.04	$9.68
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.03)	(0.01)	(0.01)	0.03
Net realized and unrealized gain (loss)	0.52	0.94	2.53	0.95	(1.01)	2.27

Total from investment operations	0.51	0.92	2.50	0.94	(1.02)	2.30
Less distributions from:
Net investment income	—	—	—	—	—	(0.03)
Net realized gains	—	(1.45)	(1.09)	(2.90)	(0.76)	(0.91)

Total distributions	—	(1.45)	(1.09)	(2.90)	(0.76)	(0.94)

Net asset value, end of period	$8.69	$8.18	$8.71	$7.30	$9.26	$11.04

Total Return (a)	6.23%	11.03%	35.08%	10.38%	–9.07%	23.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68,616	$63,491	$58,923	$46,978	$180,524	$146,644
Ratios to average net assets (b):
Net expenses	1.25%	1.25%	1.25%	1.20%	1.15%	1.18%
Gross expenses	1.29%	1.32%	1.35%	1.20%	1.15%	1.18%
Net investment income (loss)	–0.26%	–0.20%	–0.33%	–0.06%	–0.16%	0.29%
Portfolio turnover rate	41%	92%	101%	74%	98%	122%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Service Shares
Net asset value, beginning of period	$12.50	$13.26	$11.12	$9.33	$10.28	$9.76
Income (loss) from investment operations:
Net investment income	0.17	0.21	0.17	0.19	0.18	0.12
Net realized and unrealized gain (loss)	0.84	(0.76)	2.13	1.78	(0.93)	0.53

Total from investment operations	1.01	(0.55)	2.30	1.97	(0.75)	0.65
Less distributions from:
Net investment income	—	(0.21)	(0.16)	(0.18)	(0.20)	(0.13)

Total distributions	—	(0.21)	(0.16)	(0.18)	(0.20)	(0.13)

Net asset value, end of period	$13.51	$12.50	$13.26	$11.12	$9.33	$10.28

Total Return (a)	8.08%	–4.21%	20.76%	21.11%	–7.27%	6.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$716,222	$690,324	$689,512	$592,437	$513,882	$471,030
Ratios to average net assets (b):
Net expenses	1.09%	1.09%	1.10%	1.10%	1.12%	1.14%
Gross expenses	1.09%	1.09%	1.10%	1.10%	1.12%	1.14%
Net investment income	2.44%	1.59%	1.41%	1.80%	1.89%	1.41%
Portfolio turnover rate	22%	34%	40%	43%	39%	53%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Service Shares
Net asset value, beginning of period	$19.96	$21.51	$22.22	$18.71	$23.33	$19.23
Income (loss) from investment operations:
Net investment income (a)	0.22	0.37	0.31	0.33	0.44	0.34
Net realized and unrealized gain (loss)	(0.42)	(1.35)	(0.58)	3.78	(4.64)	4.02

Total from investment operations	(0.20)	(0.98)	(0.27)	4.11	(4.20)	4.36
Less distributions from:
Net investment income	—	(0.37)	(0.31)	(0.35)	(0.42)	(0.26)
Net realized gains	—	(0.20)	(0.13)	(0.25)	—	—

Total distributions	—	(0.57)	(0.44)	(0.60)	(0.42)	(0.26)

Net asset value, end of period	$19.76	$19.96	$21.51	$22.22	$18.71	$23.33

Total Return (b)	–1.00%	–4.64%	–1.24%	22.05%	–18.00%	22.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$869,603	$859,747	$846,233	$734,699	$580,370	$581,859
Ratios to average net assets (c):
Net expenses	1.38%	1.38%	1.38%	1.39%	1.42%	1.46%
Gross expenses	1.38%	1.38%	1.38%	1.39%	1.42%	1.46%
Net investment income	2.20%	1.66%	1.42%	1.57%	2.04%	1.66%
Portfolio turnover rate	7%	12%	14%	23%	19%	27%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Investor Shares
Net asset value, beginning of period	$19.74	$21.28	$21.99	$18.52	$23.17	$19.13
Income (loss) from investment operations:
Net investment income (a)	0.24	0.42	0.37	0.38	0.50	0.38
Net realized and unrealized gain (loss)	(0.42)	(1.34)	(0.59)	3.74	(4.62)	4.01

Total from investment operations	(0.18)	(0.92)	(0.22)	4.12	(4.12)	4.39
Less distributions from:
Net investment income	—	(0.42)	(0.36)	(0.40)	(0.53)	(0.35)
Net realized gains	—	(0.20)	(0.13)	(0.25)	—	—

Total distributions	—	(0.62)	(0.49)	(0.65)	(0.53)	(0.35)

Net asset value, end of period	$19.56	$19.74	$21.28	$21.99	$18.52	$23.17

Total Return (b)	–0.91%	–4.38%	–1.01%	22.34%	–17.79%	23.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$202,959	$229,855	$260,330	$282,596	$244,320	$339,899
Ratios to average net assets (c):
Net expenses	1.14%	1.14%	1.14%	1.14%	1.17%	1.21%
Gross expenses	1.14%	1.14%	1.14%	1.14%	1.17%	1.21%
Net investment income	2.39%	1.91%	1.71%	1.85%	2.31%	1.83%
Portfolio turnover rate	7%	12%	14%	23%	19%	27%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		4/30/12* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12
Service Shares
Net asset value, beginning of period	$11.86	$12.30	$10.54	$10.00
Income from investment operations:
Net investment income	0.08	0.11	0.06	0.03
Net realized and unrealized gain	0.09	0.23	1.99	0.54

Total from investment operations	0.17	0.34	2.05	0.57
Less distributions from:
Net investment income	—	(0.07)	(0.04)	— (c)
Net realized gains	—	(0.71)	(0.25)	(0.03)

Total distributions	—	(0.78)	(0.29)	(0.03)

Net asset value, end of period	$12.03	$11.86	$12.30	$10.54

Total Return (a)	1.43%	2.70%	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$204,017	$176,669	$99,760	$30,262
Ratios to average net assets (b):
Net expenses	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.29%	1.33%	1.70%	3.80%
Net investment income	1.34%	1.19%	1.01%	1.03%
Portfolio turnover rate	75%	105%	62%	45%

†	Unaudited.
*	The Portfolio commenced operations on April 30, 2012.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2015 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of June 30, 2015, only Emerging Markets Equity Portfolio had issued Investor Shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), and Lazard Retirement Global Dynamic Multi Asset Portfolio (“Global Dynamic Multi Asset Portfolio”). Each of the other eighteen Portfolios had not commenced operations as of June 30, 2015.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NAS-DAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such

Semi-Annual Report  47

securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. During the period ended June 30, 2015, only Global Dynamic Multi Asset Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2015, only Global Dynamic Multi Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated

48  Semi-Annual Report

investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

International Equity	$6,995,748	$7,205,218

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Strategic Equity	$(5,307)	$—
Emerging Markets Equity	—	(56,683)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager.

Semi-Annual Report  49

Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi Asset	0.85

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2016 if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity (a)	1.10	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi Asset	1.05	N/A

(a) From January 1, 2015 to February 28, 2015, percentage was 1.25%.

During the period ended June 30, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

US Strategic Equity	$46,073	$24,950
US Small-Mid Cap Equity	13,869	—
Global Dynamic Multi Asset	229,392	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01%

of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the period ended June 30, 2015, State Street waived $9,375 of its fee for the Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affil-

50  Semi-Annual Report

iate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$5,169,107	$5,195,398
US Small-Mid Cap Equity	26,853,841	26,047,373
International Equity	150,636,475	155,405,497
Emerging Markets Equity	94,867,838	69,527,365
Global Dynamic Multi Asset	161,224,040	137,162,043

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(b) Fixed-Income and Debt Securities Risk—Global Dynamic Multi Asset Portfolio invests in fixed-income securities. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Portfolio’s investments in lower-rated, higheryielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade secu-

Semi-Annual Report  51

rities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

52  Semi-Annual Report

The following table summarizes the valuation of Portfolios’ investments by each fair value hierarchy level as of June 30, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015
US Strategic Equity Portfolio
Common Stocks*	$12,082,488	$—	$—	$12,082,488
Short-Term Investment	353,943	—	—	353,943
Total	$12,436,431	$—	$—	$12,436,431
US Small-Mid Cap Equity Portfolio
Common Stocks*	$65,626,885	$—	$—	$65,626,885
Short-Term Investment	2,599,236	—	—	2,599,236
Total	$68,226,121	$—	$—	$68,226,121
International Equity Portfolio
Common Stocks*	$693,709,730	$—	$—	$693,709,730
Short-Term Investment	30,731,539	—	—	30,731,539
Total	$724,441,269	$—	$—	$724,441,269
Emerging Markets Equity Portfolio
Common Stocks*
Russia	$40,749,168	$40,570,843	$—	$81,320,011
Thailand	11,994,682	18,752,588	—	30,747,270
Other	918,762,683	—	—	918,762,683
Short-Term Investment	36,977,833	—	—	36,977,833
Total	$1,008,484,366	$59,323,431	$—	$1,067,807,797
Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*	$153,336,350	$—	$—	$153,336,350
Corporate Bonds*	—	17,240,325	—	17,240,325
Foreign Government Obligations*	—	20,624,310	—	20,624,310
Quasi Government Bonds*	—	1,076,323	—	1,076,323
Supranationals	—	1,864,443	—	1,864,443
US Municipal Bonds	—	1,278,092	—	1,278,092
Short-Term Investment	7,139,271	—	—	7,139,271
Other Financial Instruments**
Forward Currency Contracts	—	1,016,096	—	1,016,096
Total	$160,475,621	$43,099,589	$—	$203,575,210
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(623,865)	$—	$(623,865)

*	Please refer to Portfolios of Investments (page 15 through 30) and Notes to Portfolios of Investments (page 34) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Semi-Annual Report  53

Certain common stocks (see footnote (c) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At June 30, 2015, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

International Equity	$518,977,189
Emerging Markets Equity	776,899,044
Global Dynamic Multi Asset	30,340,432

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi Asset Portfolio

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $167,946,063 and $184,313,404, respec-

tively, with average notional exposure of approximately $56,300,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,016,096
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$623,865

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$410,810
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$97,509

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of June 30, 2015, Global Dynamic Multi Asset Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

54  Semi-Annual Report

The required information for the affected Portfolio is presented in the below table, as of June 30, 2015:

Global Dynamic Multi Asset Portfolio

				Net Amounts of
			Gross Amounts Offset	Assets Presented
		Gross Amounts of	in the Statement of	in the Statement of
Description		Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts		$1,016,096	$—	$1,016,096

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
Barclays Bank PLC	$105,181	$—	$—	$105,181
Canadian Imperial Bank of Commerce	226,398	(17,134)	—	209,264
Citibank NA	50,870	(50,870)	—	—
HSBC Bank USA NA	436,993	(187,324)	—	249,669
JPMorgan Chase Bank NA	196	—	—	196
Royal Bank of Canada	149,330	(29,081)	—	120,249
Standard Chartered Bank	15,736	(134)	—	15,602
State Street Bank and Trust Co.	31,392	(31,392)	—	—
Total	$1,016,096	$(315,935)	$—	$700,161

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts		$623,865	$—	$623,865

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts
Canadian Imperial Bank of Commerce	$17,134	$(17,134)	$—	$—
Citibank NA	324,835	(50,870)	—	273,965
HSBC Bank USA NA	187,324	(187,324)	—	—
Royal Bank of Canada	29,081	(29,081)	—	—
Standard Chartered Bank	134	(134)	—	—
State Street Bank and Trust Co.	65,357	(31,392)	—	33,965
Total	$623,865	$(315,935)	$—	$307,930

10. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Semi-Annual Report  55

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (April 1997)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)

New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (71)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

56  Semi-Annual Report

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  57

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Retirement International Equity Advantage Portfolio, Lazard Retirement Managed Equity Volatility Portfolio and Lazard Retirement Emerging Markets Equity Advantage Portfolio

At a meeting of the Board held on April 29, 2015 the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Retirement International Equity Advantage Portfolio, Lazard Retirement Managed Equity Volatility Portfolio and Lazard Retirement Emerging Markets Equity Advantage Portfolio (the “New Portfolios”), and the Investment Manager (the “New Portfolio Management Agreements”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 39 active funds comprised approximately $28 billion (as of March 31, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolios from members of the New Portfolios’ proposed portfolio management team, including the strategies to be employed for the New Portfolios and the New Portfolios’ portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fees and anticipated expense ratios for the New Portfolios and the comparisons

58  Semi-Annual Report

provided by Strategic Insight, which compared the management fee and expense ratios for each New Portfolio to its respective group1 of comparison funds (“New Portfolio Groups”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fees and estimated expense ratios for the New Portfolios were below the medians for the New Portfolio Groups (except for the estimated expense ratio for Lazard Retirement International Equity Advantage Portfolio, where the estimated expense ratio was approximately one basis point above the median). The Board also considered the fees paid by the Investment Manager’s client accounts with investment objectives, policies and strategies similar to those of the New Portfolios.

Performance. The Directors considered the performance of accounts managed by the portfolio managers with investment objectives, policies and strategies similar to those contemplated for the New Portfolios compared to relevant indexes.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the New Portfolios are newly formed, have not commenced operations and the eventual aggregate amount of the New Portfolios’ assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolios and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolios initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse each New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreements. The Investment Manager representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolios would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolios’ Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the New Portfolio Management Agreements. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreements:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolios’ fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

[1]	Each of the New Portfolios has one comparison group, corresponding to Service shares.

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•	The Board recognized that economies of scale may be realized as the assets of the New Portfolios increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolios.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined to approve the New Portfolio Management Agreements.

All Portfolios except Lazard Retirement Emerging Markets Equity Advantage Portfolio, Lazard Retirement Enhanced Opportunities Portfolio, Lazard Retirement Global Strategic Equity Portfolio, Lazard Retirement International Equity Advantage Portfolio, Lazard Retirement International Equity Concentrated Portfolio, Lazard Retirement Managed Equity Volatility Portfolio, Lazard Retirement Master Alternatives Portfolio and Lazard Retirement US Small Cap Equity Growth Portfolio

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprised approximately $30 billion (as of April 30, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services pro-

vided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement, on behalf of each Portfolio for which the Management Agreement is being considered, was proposed to be revised in order to include such services. The Investment Manager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management Agreement’s terms related to investment advisory services.

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Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Service Shares class of all Portfolios except for the Emerging Markets Equity Portfolio, which was for both the Service Shares and Investor Shares classes), it was noted that, except for the Capital Allocator Opportunistic Strategies, US Small-Mid Cap Equity, US Strategic Equity and Global Dynamic Multi Asset Portfolios (of which the Capital Allocator Opportunistic Strategies Portfolio is not an active Portfolio), contractual management fees were at or lower than each Portfolio’s relevant Group median and that, for the active Portfolios, total expenses were at or below the median of the relevant Group, except for the Global Dynamic Multi Asset Portfolio which had total expenses in the fourth quartile of the Group and the US Small-Mid Cap Equity Portfolio which had the highest total expenses in its Group. For the US Strategic Equity and US Small-Mid Cap Equity Portfolios, it was noted that their actual management fees were in the first quartile of the relevant Group (lowest in the Group for US Strategic Equity Portfolio), and that, for US Small-Mid Cap Equity Portfolio, the contractual management fee was only one basis point above the median. For the Global Dynamic Multi Asset Portfolio, the Investment Manager presented a supplemental peer group comparison containing other funds on the platform for the insurance company that had requested that the Portfolio be launched. It was noted that the total expenses of the Global Dynamic Multi Asset Portfolio were below the supplemental peer group’s median while the contractual management fee was above the supplemental peer group’s median (although within the range of fees in the group). The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

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The Directors noted that performance of the International Equity Portfolio was above or near the Group and Category averages in all periods (first quartile in the Group and Category for all periods except the ten-year period); US Small-Mid Cap Equity Portfolio was above the Group and Category averages for the one-and three-year periods but below the averages for the five- and ten-year periods; performance of the Emerging Markets Equity Portfolio was below the Group and Category averages for the one- and three-year periods and above the averages for all other periods; the US Strategic Equity Portfolio was generally below average in all periods except for the one-year period when it was above the Group and Category averages; and performance of the Global Dynamic Multi Asset Portfolio was below the Group and Category averages for the one-year period. The Directors noted that the Investment Manager believed the peer group for the Global Dynamic Multi Asset Portfolio was not the most appropriate comparison group.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribu-

tion relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

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•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.
•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement.

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NOTES

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Lazard Retirement Series, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 8, 2015

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2015